UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

May 19, 2015

ZIX CORPORATION

(Exact Name of Registrant as Specified in Charter)

Texas	0-17995	75-2216818
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2711 North Haskell Avenue

Suite 2200, LB 36

Dallas, Texas 75204-2960

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 370-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

5.02(b)

Named executive officer James F. Brashear on May 13, 2015, submitted his resignation as Vice President, General Counsel and Corporate Secretary of the Company, effective as of May 31, 2015. Mr. Brashear is leaving to take a similar position at a larger company in the Dallas area.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIX CORPORATION

By:	/s/ James F. Brashear
James F. Brashear
General Counsel

Dated: May 19, 2015